UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report March 31, 2013

Columbia Short Term Bond Fund

Columbia Short Term Bond Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective
>	Fee and expense table
>	Portfolio turnover rate information
>	Principal investment strategies, principal risks and performance information
>	Management information
>	Purchase and sale information
>	Tax information
>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams
>	Detailed up-to-date fund performance and portfolio information
>	Economic analysis and market commentary
>	Quarterly fund commentaries
>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Short Term Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Short Term Bond Fund

Performance Overview

Performance Summary

>	Columbia Short Term Bond Fund (the Fund) Class A shares returned 1.79% excluding sales charges for the 12-month period that ended March 31, 2013.

>	The Fund outperformed its benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 1.09% for the same 12-month period.

>	The Fund’s overweight exposure to U.S. agency mortgage-backed, commercial mortgage-backed, asset-backed and corporate securities helped it to outperform the benchmark.

Average Annual Total Returns (%) (for period ended March 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	10/02/92
Excluding sales charges		1.79	2.93	2.93
Including sales charges		0.77	2.72	2.83
Class B	06/07/93
Excluding sales charges		0.98	2.15	2.17
Including sales charges		-2.02	2.15	2.17
Class C	10/02/92
Excluding sales charges		1.47	2.61	2.50
Including sales charges		0.47	2.61	2.50
Class I*	09/27/10	2.15	3.22	3.21
Class K* (formerly Class R4)	03/07/11	1.87	3.00	3.00
Class R*	09/27/10	1.43	2.64	2.63
Class R4*	11/08/12	1.94	3.19	3.19
Class R5*	11/08/12	1.98	3.19	3.19
Class W*	09/27/10	1.69	2.91	2.90
Class Y*	07/15/09	2.15	3.23	3.21
Class Z	09/30/92	1.94	3.19	3.19
Barclays 1-3 Year Government/Credit Index		1.09	2.37	3.06

Returns for Class A are shown with and without the maximum initial sales charge of 1.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 1-3 Year Government/Credit Index consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Short Term Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2003 — March 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Short Term Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Leonard Aplet, CFA

Gregory Liechty

Ronald Stahl, CFA

Portfolio Breakdown (%) (at March 31, 2013)
Asset-Backed Securities — Agency	0.0	(a)
Asset-Backed Securities — Non-Agency	13.6
Commercial Mortgage-Backed Securities — Agency	10.9
Commercial Mortgage-Backed Securities — Non-Agency	7.3
Corporate Bonds & Notes	28.2
Consumer Discretionary	1.0
Consumer Staples	2.2
Energy	2.1
Financials	11.9
Health Care	1.5
Industrials	1.5
Materials	1.0
Telecommunication	4.4
Utilities	2.6
Foreign Government Obligations	0.9
Inflation-Indexed Bonds	2.0
Money Market Funds	3.6
Municipal Bonds	0.5
Residential Mortgage-Backed Securities — Agency	9.7
Residential Mortgage-Backed Securities — Non-Agency	2.1
U.S. Government & Agency Obligations	2.8
U.S. Treasury Obligations	18.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

For the 12-month period that ended March 31, 2013, the Fund’s Class A shares returned 1.79% excluding sales charges. The Fund outperformed its benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 1.09% for the same 12-month period. The Fund had overweight positions relative to its benchmark in U.S. agency mortgage-backed, commercial mortgage-backed, asset-backed and corporate securities throughout the period, which contributed to its outperformance. The Fund’s overall duration was shorter than the benchmark index, however, we had more duration exposure along the yield curve in maturities that experienced larger declines in yield and had more price appreciation. The benefit of being overweight in longer maturities more than offset the impact of having an overall shorter duration than the index in the yield curve flattening environment of the 12-month period. Duration is a measure of interest rate sensitivity, similar to maturity.

Investors Shrug off Global Economic News

Europe’s general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended March 31, 2013. In March, across-the-board budget cuts (the sequester) began to weigh on consumer confidence, even though the sequester had no material impact on the economy during the period. U.S. economic growth expanded at a pace of just 1.6% in 2012. However, a pick-up in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Against this backdrop, investors chose to look beyond the numbers and bid stock prices and higher-risk segments of the bond markets higher.

Sector Selection, Yield Curve Strategy Aided Results

In general, structured securities performed well during the period. The Fund’s overweight in commercial mortgage-backed securities (CMBS) aided performance. The Fund had a greater exposure to agency than non-agency CMBS, but both areas contributed significantly. CMBS was one of the best performing short-term investment grade sectors, as it has benefited from improving fundamentals, limited supply and relative cheapness compared to other short-term, investment-grade sectors. Fund results also benefited from its holdings in AAA-rated auto and floating rate student loan asset-backed securities (ABS) sectors, which also outperformed U.S. Treasuries.

During the period, we reduced the Fund’s weight in U.S. agency-backed collateralized mortgage obligations (CMOs) and reallocated proceeds primarily to CMBS and U.S. government debt. This aided returns, as CMBS was one of the best-performing sectors during the period.

The Fund’s overweight relative to the index in corporate bonds also aided returns. Within the corporate market, the Fund’s exposure to the real estate investment trust (REIT), banking, insurance, wireline communications and finance areas was notably positive, as these subsectors outperformed the corporate bond market overall. The remaining corporate subsectors also outperformed U.S. Treasuries, albeit to a lesser degree. The Fund also benefited from an overweight in the BBB-rated segment of the market, which outperformed AA- and A-rated securities. Meanwhile, we employed a barbell strategy, targeting both short and longer-term securities within the short-term universe, to try to take advantage of the steep yield curve. (The yield curve charts bond yields from short to long.). This strategy aided returns as the curve flattened during the period, with five-year yields declining more than two-year yields.

4	Annual Report 2013

Columbia Short Term Bond Fund

Manager Discussion of Fund Performance (continued)

Duration, Quality Positioning Detracted from Returns

The Fund’s duration was shorter than the benchmark index, which restrained performance as interest rates marginally declined during the period. Meanwhile, lower quality securities outperformed across all sectors of the bond market, thus, the Fund’s higher-quality emphasis detracted from returns.

Looking Ahead

We currently believe fixed-income sectors that trade on their yield advantage over Treasuries, including agency mortgage-backed securities, CMBS, ABS and corporate securities, will continue to outperform. Their yield advantage combined with continued investor demand and improving fundamentals lead us to believe, at present, that they have the potential to continue to provide returns that are higher than similar duration U.S. Treasuries. In an environment of near-zero interest rates and a gradually improving economy, we also believe there is a greater risk that interest rates will rise rather than fall. Therefore, we currently believe it is prudent to maintain the Fund’s duration shorter than that of the benchmark index.

Quality Breakdown (%) (at March 31, 2013)
AAA rating	59.5
AA rating	6.8
A rating	15.9
BBB rating	14.2
Non-investment grade	0.6
Not rated	3.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013	5

Columbia Short Term Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2012 – March 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,004.70		1,020.78	4.03		4.06	0.81
Class B	1,000.00	1,000.00	1,001.50		1,017.55	7.25		7.30	1.46
Class C	1,000.00	1,000.00	1,003.10		1,019.24	5.56		5.61	1.12
Class I	1,000.00	1,000.00	1,006.60		1,022.71	2.09		2.11	0.42
Class K (formerly Class R4)	1,000.00	1,000.00	1,005.30		1,021.42	3.38		3.41	0.68
Class R	1,000.00	1,000.00	1,003.40		1,019.54	5.27		5.31	1.06
Class R4	1,000.00	1,000.00	1,003.60	*	1,022.02	2.14	*	2.81	0.56	*
Class R5	1,000.00	1,000.00	1,004.00	*	1,022.51	1.76	*	2.31	0.46	*
Class W	1,000.00	1,000.00	1,004.70		1,020.78	4.03		4.06	0.81
Class Y	1,000.00	1,000.00	1,006.60		1,022.71	2.09		2.11	0.42
Class Z	1,000.00	1,000.00	1,005.90		1,022.02	2.79		2.81	0.56

*	For the period November 8, 2012 through March 31, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments

March 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 28.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
L-3 Communications Corp.
11/15/16	3.950%	8,000,000	8,642,144

Automotive 0.3%
Ford Motor Credit Co. LLC Senior Unsecured
01/16/18	2.375%	10,200,000	10,140,330

Banking 8.0%
BB&T Corp. Senior Unsecured(a)
04/28/14	1.001%	10,237,000	10,297,122

BNP Paribas SA(a)
12/20/14	3.030%	8,465,000	8,787,390

Bank of America Corp. Senior Unsecured(a)
03/22/16	1.104%	17,500,000	17,463,834

Bank of Montreal Senior Unsecured(a)
09/11/15	0.751%	11,055,000	11,119,119

Bank of New York Mellon Corp. (The) Senior Unsecured(a)
10/23/15	0.532%	14,000,000	14,010,906

Capital One Financial Corp. Senior Unsecured(a)
11/06/15	0.936%	10,000,000	10,061,920

Citigroup, Inc. Senior Unsecured
06/15/16	3.953%	15,840,000	17,067,869

Goldman Sachs Group, Inc. (The) Senior Unsecured(a)
03/22/16	0.734%	12,175,000	12,036,412

HSBC USA, Inc. Senior Unsecured
02/13/15	2.375%	11,045,000	11,364,421

ING Bank NV Senior Unsecured(a)(b)
09/25/15	1.924%	10,600,000	10,809,276

JPMorgan Chase & Co. Senior Unsecured
07/05/16	3.150%	18,685,000	19,811,425

KeyCorp Senior Unsecured
08/13/15	3.750%	10,000,000	10,651,230

Lloyds TSB Bank PLC
03/28/17	4.200%	8,500,000	9,328,070

Morgan Stanley Senior Unsecured
04/29/16	3.800%	16,000,000	16,974,784

PNC Bank National Association Senior Unsecured(a)
01/28/16	0.611%	9,130,000	9,145,448

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Canada Senior Unsecured(a)
01/06/15	0.535%	9,555,000	9,566,909

U.S. Bank Subordinated Notes(a)
04/29/20	3.778%	14,000,000	14,749,994

Wachovia Corp. Senior Unsecured(a)
06/15/17	0.550%	16,435,000	16,211,369

Total			229,457,498

Chemicals 0.3%
Eastman Chemical Co. Senior Unsecured
06/01/17	2.400%	7,100,000	7,369,885

Construction Machinery 0.6%
Caterpillar Financial Services Corp. Senior Unsecured
05/29/15	1.100%	10,865,000	10,989,111

John Deere Capital Corp. Senior Unsecured(a)
03/03/14	0.507%	7,483,000	7,497,749

Total			18,486,860

Diversified Manufacturing 0.3%
United Technologies Corp. Senior Unsecured(a)
06/01/15	0.787%	7,875,000	7,952,081

Electric 1.0%
DTE Energy Co. Senior Unsecured(a)
06/03/13	0.987%	7,095,000	7,101,421

National Rural Utilities Cooperative Finance Corp.
07/01/13	5.500%	4,350,000	4,404,432

Nevada Power Co.
03/15/16	5.950%	1,175,000	1,336,136

Ohio Power Co. Senior Unsecured
09/01/13	5.750%	5,870,000	5,988,175

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	2,227,000	2,504,798

Sierra Pacific Power Co.
05/15/16	6.000%	327,000	377,328

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	6,795,000	7,174,181

Total			28,886,471

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.0%
Anheuser-Busch InBev Worldwide, Inc.(a)
07/14/14	0.665%	10,375,000	10,420,048

Bacardi Ltd.(b)
04/01/14	7.450%	6,200,000	6,604,352

ConAgra Foods, Inc. Senior Unsecured
09/10/15	1.350%	6,440,000	6,486,954
06/15/17	5.819%	3,000,000	3,480,912

Diageo Finance BV
01/15/15	3.250%	2,000,000	2,096,200

General Mills, Inc. Senior Unsecured(a)
05/16/14	0.640%	8,465,000	8,492,537

Kraft Foods Group, Inc. Senior Unsecured
06/04/15	1.625%	7,200,000	7,310,930

PepsiCo, Inc. Senior Notes(a)
02/26/16	0.497%	4,960,000	4,962,907

SABMiller PLC Senior Unsecured(b)
01/15/14	5.700%	7,360,000	7,651,279

Total			57,506,119

Gas Distributors 0.2%
Atmos Energy Corp. Senior Unsecured
06/15/17	6.350%	1,525,000	1,825,960

Sempra Energy Senior Unsecured
11/15/13	8.900%	5,230,000	5,490,935

Total			7,316,895

Gas Pipelines 1.4%
Enterprise Products Operating LLC
02/01/16	3.200%	2,138,000	2,268,557

NiSource Finance Corp.
03/15/18	6.400%	3,000,000	3,602,655
01/15/19	6.800%	500,000	610,107

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
08/15/16	5.875%	6,000,000	6,648,930

Southern Natural Gas Co. LLC Senior Unsecured(b)
04/01/17	5.900%	8,365,000	9,749,692

TransCanada PipeLines Ltd. Senior Unsecured
06/01/15	3.400%	7,350,000	7,775,910

Williams Partners LP/Finance Corp. Senior Unsecured
02/01/17	7.250%	7,000,000	8,420,615

Total			39,076,466

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 0.8%
Cardinal Health, Inc. Senior Unsecured
06/15/15	4.000%	6,770,000	7,217,504

Express Scripts Holding Co.
06/15/14	6.250%	6,315,000	6,725,475

McKesson Corp. Senior Unsecured
12/04/15	0.950%	9,000,000	9,024,633

Total			22,967,612

Independent Energy 1.3%
Devon Energy Corp. Senior Unsecured
05/15/17	1.875%	7,491,000	7,563,813

EnCana Corp. Senior Unsecured
12/01/17	5.900%	6,495,000	7,653,221

Pioneer Natural Resources Co. Senior Unsecured
03/15/17	6.650%	5,588,000	6,557,306

Southwestern Energy Co.
02/01/18	7.500%	6,100,000	7,492,703

Woodside Finance Ltd.(b)
11/10/14	4.500%	7,225,000	7,631,955

Total			36,898,998

Integrated Energy 0.3%
BP Capital Markets PLC
03/11/16	3.200%	9,122,000	9,717,065

Life Insurance 1.0%
Hartford Financial Services Group, Inc. Senior Unsecured
01/15/19	6.000%	5,500,000	6,561,368

Lincoln National Corp. Senior Unsecured
02/15/14	4.750%	5,285,000	5,467,015

MetLife Institutional Funding II Secured(a)(b)
04/04/14	1.182%	8,000,000	8,065,168

Prudential Covered Trust Secured(b)
09/30/15	2.997%	8,388,000	8,765,411

Total			28,858,962

Media Cable 0.7%
Comcast Corp.
03/15/16	5.900%	3,061,000	3,502,271

DIRECTV Holdings LLC/Financing Co., Inc.
02/15/16	3.125%	9,065,000	9,514,814

NBCUniversal Enterprise, Inc.(a)(b)
04/15/16	0.817%	6,620,000	6,621,350

Total			19,638,435

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Non-Cable 0.6%
News America, Inc.
12/15/14	5.300%	4,760,000	5,122,079
05/18/18	7.250%	1,656,000	2,092,664

TCM Sub LLC(b)
01/15/15	3.550%	8,605,000	8,980,866

Total			16,195,609

Metals 0.8%
ArcelorMittal Senior Unsecured
02/25/17	5.000%	6,860,000	7,183,963

Freeport-McMoRan Copper & Gold, Inc. Senior Unsecured(b)
03/15/20	3.100%	8,790,000	8,819,359

Vale Overseas Ltd.
01/23/17	6.250%	2,900,000	3,308,735

Vale Overseas Ltd
01/11/16	6.250%	3,100,000	3,466,479

Total			22,778,536

Non-Captive Diversified 0.9%
General Electric Capital Corp.(a)
Senior Secured
12/11/15	0.881%	20,955,000	21,129,471
Senior Unsecured
01/08/16	0.505%	5,254,000	5,218,063

Total			26,347,534

Oil Field Services 0.3%
Weatherford International Ltd.
03/15/18	6.000%	8,245,000	9,405,344

Pharmaceuticals 0.7%
AbbVie, Inc.(a)(b)
11/06/15	1.056%	9,000,000	9,130,104

GlaxoSmithKline Capital, Inc.
03/18/16	0.700%	11,500,000	11,502,013

Total			20,632,117

Property & Casualty 1.2%
Berkshire Hathaway, Inc. Senior Unsecured(a)
08/15/14	0.990%	12,500,000	12,619,650

CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	5,933,000	6,387,806

Liberty Mutual Group, Inc. Senior Unsecured(b)
08/15/16	6.700%	7,175,000	8,355,653

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transatlantic Holdings, Inc. Senior Unsecured
12/14/15	5.750%	7,622,000	8,443,736

Total			35,806,845

Refining 0.3%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	6,903,000	7,375,503

REITs 1.1%
Boston Properties LP Senior Unsecured
11/15/18	3.700%	5,888,000	6,469,864

Duke Realty LP Senior Unsecured
02/15/15	7.375%	6,679,000	7,398,989

Kimco Realty Corp. Senior Unsecured
02/01/18	4.300%	6,000,000	6,674,328

Simon Property Group LP Senior Unsecured
03/01/17	5.875%	8,500,000	9,877,765

Total			30,420,946

Supermarkets 0.2%
Safeway, Inc. Senior Unsecured
08/15/17	6.350%	6,285,000	7,335,123

Technology 1.4%
Cisco Systems, Inc. Senior Unsecured(a)
03/14/14	0.531%	6,600,000	6,618,236

Hewlett-Packard Co. Senior Unsecured(a)
05/30/14	0.687%	11,775,000	11,710,696

International Business Machines Corp. Senior Unsecured
07/22/16	1.950%	10,860,000	11,264,785

Oracle Corp. Senior Unsecured
07/08/14	3.750%	10,924,000	11,378,329

Total			40,972,046

Transportation Services 0.3%
ERAC U.S.A. Finance LLC(b)
10/15/17	6.375%	8,275,000	9,942,520

Wireless 0.3%
America Movil SAB de CV
03/01/14	5.500%	7,670,000	7,976,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 2.3%
AT&T, Inc. Senior Unsecured(a)
02/12/16	0.677%	4,735,000	4,754,546

Deutsche Telekom International Finance BV(b)
04/11/16	3.125%	8,150,000	8,600,825

France Telecom SA Senior Unsecured
09/16/15	2.125%	2,315,000	2,375,327
09/14/16	2.750%	5,335,000	5,575,800

Southwestern Bell Telephone LP
07/01/15	7.000%	10,200,000	11,580,193

Telecom Italia Capital SA
10/01/15	5.250%	9,285,000	9,795,851

Telefonica Emisiones SAU
02/16/16	3.992%	10,705,000	11,158,250

Verizon Communications, Inc. Senior Unsecured
11/02/15	0.700%	11,200,000	11,139,132

Total			64,979,924

Total Corporate Bonds & Notes
(Cost: $817,058,772)			833,084,668

Residential Mortgage-Backed Securities — Agency 10.0%
FDIC Structured Sale Guaranteed Notes CMO Series 2010-S1 Class 1A(a)(b)(c)
02/25/48	0.754%	8,231,036	8,247,507

Federal Home Loan Mortgage Corp.(a)(c)
03/01/34	2.359%	541,558	575,306
04/01/35	2.475%	354,989	375,009
01/01/37	2.538%	563,672	601,911
01/01/36	2.747%	936,613	1,004,505
08/01/36	2.784%	224,102	239,859
09/01/37	3.006%	599,102	636,156
07/01/36	5.804%	11,786	12,657
12/01/36	6.125%	306,861	333,771

Federal Home Loan Mortgage Corp.(a)(c)(d) CMO IO Series 3630 Class AI
03/15/17	1.931%	3,353,946	122,651

Federal Home Loan Mortgage Corp.(c)
11/01/25 - 03/01/27	3.000%	3,889,223	4,080,832
04/01/21 - 08/01/27	3.500%	54,132,833	57,242,559
05/01/24 - 07/01/25	4.000%	10,163,163	10,799,490
03/01/19 - 10/01/24	4.500%	5,034,094	5,363,777
11/01/17 - 07/01/25	5.000%	16,427,604	17,608,144
05/01/17 - 02/01/24	5.500%	10,157,891	10,954,678
03/01/17 - 10/01/21	6.000%	993,022	1,090,116
04/01/17	6.500%	2,975,928	3,181,979
09/01/15	7.500%	9,277	9,492
CMO Series 2467 Class NB
07/15/17	5.000%	2,647,882	2,813,335
CMO Series 2899 Class KC
03/15/19	4.500%	1,717,463	1,750,112

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3414 Class A
07/15/22	4.500%	3,456,122	3,580,591
CMO Series 3556 Class MA
07/15/37	5.000%	3,565,854	3,715,698
CMO Series 3561 Class AJ
08/15/19	3.100%	981,250	992,140
CMO Series 3565 Class KA
12/15/35	5.000%	619,647	623,008
CMO Series 3862 Class LA
11/15/18	2.500%	2,427,346	2,502,378

Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 11 Class B
01/01/20	10.000%	3,224	731

Federal Home Loan Mortgage Corp.(c)(e)
04/01/28	3.000%	44,886,000	47,039,128
04/01/28	3.500%	14,700,000	15,506,204

Federal National Mortgage Association(a)(c)
06/01/37	1.408%	1,108,929	1,150,440
06/01/33	1.796%	974,046	1,011,829
04/01/36	2.147%	270,901	286,857
04/01/36	2.162%	1,397,090	1,485,863
01/01/35	2.239%	590,857	629,690
11/01/34	2.336%	317,732	337,610
08/01/35	2.347%	636,092	675,164
10/01/35	2.405%	462,711	493,847
03/01/34	2.569%	794,290	852,739
04/01/34	2.581%	697,967	737,746
07/01/34	2.627%	877,464	937,720
06/01/34	2.750%	646,296	684,902
06/01/35	2.756%	792,972	844,268
09/01/37	2.883%	250,881	268,477
07/01/35	2.988%	734,283	785,141
08/01/36	3.019%	201,300	214,950
07/01/33	4.928%	1,053,742	1,127,915
04/01/36	5.377%	182,028	195,191
07/01/36	5.667%	8,475	9,099
09/01/37	6.120%	196,249	213,185
CMO Series 2003-W11 Class A1
06/25/33	3.261%	45,232	45,026

Federal National Mortgage Association(c)
10/01/20	3.500%	842,527	893,210
03/01/20	4.000%	1,558,322	1,667,808
11/01/17	4.500%	99,790	107,384
10/01/13 - 03/01/25	5.000%	9,715,903	10,489,463
08/01/17 - 01/01/25	5.500%	33,391,931	36,455,269
06/01/17 - 11/01/17	6.000%	6,325,725	6,769,518
08/01/14	6.500%	52,977	54,561
06/01/17 - 08/01/17	7.000%	247,403	267,480
08/01/15	7.500%	8,025	8,404
CMO Series 2006-22 Class CB
11/25/21	4.500%	342,921	346,353
CMO Series 2008-18 Class HD
12/25/18	4.000%	2,675,946	2,816,805
CMO Series 2011-3 Class EK
05/25/20	2.750%	798,364	825,900

Federal National Mortgage Association(c)(d) CMO IO STRIPS Series 163 Class 2
07/25/22	8.500%	154,605	17,939

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO STRIPS Series 36 Class 2
08/01/18	9.500%	1,527	247

Federal National Mortgage Association(c)(e)
04/01/28	3.500%	8,200,000	8,692,000

Federal National Mortgage Association(c)(f) CMO PO Series G-15 Class A
06/25/21	0.000%	10,042	9,729
CMO PO Series 1993-92 Class C
05/25/23	0.000%	454,153	398,873

Government National Mortgage Association(a)(c)
03/20/30	1.625%	39,995	41,684
04/20/22 - 06/20/29	1.750%	1,016,831	1,068,755
07/20/18	3.000%	113,654	118,832

Government National Mortgage Association(c)
08/15/13 - 09/20/21	6.000%	382,507	406,942
09/15/13 - 11/15/33	6.500%	172,759	200,327
11/15/13 - 08/15/29	7.000%	32,954	39,082
CMO Series 2009-33 Class NK
05/20/39	4.500%	2,083,743	2,224,887

Total Residential Mortgage-Backed Securities —Agency
(Cost: $282,623,559)			287,912,835

Residential Mortgage-Backed Securities — Non-Agency 2.1%
BCAP LLC Trust(a)(b)(c) CMO Series 2010-RR2 Class 5A1
12/26/36	5.000%	6,994,536	7,144,364
CMO Series 2010-RR4 Class 32A1
01/26/37	4.000%	5,742,879	5,784,051

Banc of America Funding Corp. CMO Series 2010-R4 Class 4A1(a)(b)(c)
06/26/37	0.414%	211,827	210,063

Bayview Opportunity Master Fund Trust IIB LP Series 2012-4NPL Class A(a)(b)(c)
07/28/32	3.475%	2,996,609	3,029,151

Countrywide Alternative Loan Trust CMO Series 2004-2CB Class 1A4(a)(c)
03/25/34	0.604%	57,286	55,913

Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2009-12R Class 25A1
10/27/37	2.912%	2,236,721	2,241,728
CMO Series 2009-12R Class 27A1
04/27/36	2.571%	188,111	187,988
CMO Series 2010-12R Class 12A1
05/26/37	4.000%	494,503	497,192

Credit Suisse Mortgage Capital Certificates(b)(c) CMO Series 2009-12R Class 14A1
11/27/35	5.500%	686,637	698,122

JPMorgan Resecuritization Trust CMO Series 2010-2 Class 2A1(a)(b)(c)
03/21/37	2.727%	1,915,611	1,894,288

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RBSSP Resecuritization Trust CMO Series 2012-2 Class 1A5(a)(b)(c)
05/26/47	0.334%	4,908,864	4,815,123

Residential Asset Mortgage Products, Inc. Series 2005-RS2 Class M1(a)(c)
02/25/35	0.654%	5,795,420	5,672,400

Springleaf Mortgage Loan Trust(a)(b)(c) CMO Series 2012-1A Class A
09/25/57	2.667%	6,814,267	6,874,860
CMO Series 2012-2A Class A
10/25/57	2.220%	3,794,223	3,828,456
CMO Series 2012-3A Class A
12/25/59	1.570%	14,317,920	14,426,423

Structured Asset Securities Corp.(c) CMO Series 2003-14 Class 1A3
05/25/33	5.500%	54,395	56,058
CMO Series 2003-8 Class 2A7
04/25/33	5.750%	292,176	298,551

Wells Fargo Mortgage Loan Trust CMO Series 2010-RR4 Class 1A1(a)(b)(c)
12/27/46	5.090%	3,821,305	3,842,046

Total Residential Mortgage-Backed Securities —Non-Agency
(Cost: $60,850,880)			61,556,777

Commercial Mortgage-Backed Securities —Agency 11.3%
Federal Home Loan Mortgage Corp.(a)(c) Multifamily Structured Pass-Through Certificates Series K001 Class A2
04/25/16	5.651%	2,717,860	3,017,140

Federal Home Loan Mortgage Corp.(c) Multifamily Structured Pass-Through Certificates Series K003 Class A1
07/25/13	2.225%	559,075	560,053

Federal National Mortgage Association Series 2010-M4 Class A1(c)
06/25/20	2.520%	2,172,991	2,272,353

Government National Mortgage Association(a)(c) Series 2007-77 Class C
02/16/36	4.260%	2,774,126	2,797,723

Government National Mortgage Association(c) Series 2009-114 Class A
12/16/38	3.103%	3,158,226	3,245,817
Series 2009-71 Class A
04/16/38	3.304%	4,825,480	4,938,198
Series 2010-13 Class A
08/16/22	2.461%	1,135,417	1,137,853
Series 2010-141 Class A
08/16/31	1.864%	3,050,283	3,085,587
Series 2010-159 Class A
01/16/33	2.159%	3,370,114	3,417,532
Series 2010-18 Class A
12/16/50	3.100%	1,748,493	1,803,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Commercial Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2010-49 Class A
03/16/51	2.870%	482,185	490,491
Series 2010-83 Class A
10/16/50	2.021%	1,965,886	1,980,650
Series 2011-1 Class A
12/16/31	2.239%	3,864,838	3,911,196
Series 2011-120 Class AB
08/16/33	2.400%	12,545,563	12,836,996
Series 2011-144 Class AB
07/16/35	2.012%	5,004,348	5,094,526
Series 2011-149 Class A
10/16/46	3.000%	4,101,389	4,339,819
Series 2011-16 Class A
11/16/34	2.210%	7,524,960	7,643,277
Series 2011-161 Class A
01/16/34	1.738%	12,419,505	12,651,650
Series 2011-20 Class A
04/16/32	1.883%	6,123,647	6,200,910
Series 2011-31 Class A
12/16/35	2.210%	5,158,104	5,268,420
Series 2011-78 Class A
08/16/34	2.250%	10,449,328	10,637,153
Series 2012-1 Class AB
09/16/33	1.999%	9,512,190	9,707,537
Series 2012-142 Class A
05/16/37	1.105%	8,633,703	8,692,006
Series 2012-22 Class AB
03/16/33	1.661%	5,618,174	5,692,333
Series 2012-4 Class A
05/16/40	2.120%	20,049,453	20,711,466
Series 2012-55 Class A
08/16/33	1.704%	11,237,086	11,394,954
Series 2012-58 Class A
01/16/40	2.500%	16,587,408	17,243,805
Series 2012-79 Class A
04/16/39	1.800%	13,587,076	13,915,611
Series 2012-89 Class A
01/16/36	1.537%	1,785,750	1,816,544
Series 2012-9 Class A
05/16/39	3.220%	2,424,666	2,549,960
Series 2013-12 Class A
10/16/42	1.410%	16,044,507	16,308,214
Series 2013-17 Class AF
11/16/43	1.210%	9,771,309	9,846,851
Series 2013-17 Class AH
10/16/43	1.558%	12,194,083	12,407,760
Series 2013-2 Class AB
12/16/42	1.600%	17,335,302	17,654,358
Series 2013-30 Class A
05/16/42	1.500%	20,154,084	20,478,685
Series 2013-33 Class A
07/16/38	1.061%	29,368,082	29,472,045
Series 2013-35 Class A
02/16/40	1.618%	8,470,000	8,625,772
Series 2013-40 Class A
10/16/41	1.511%	12,765,000	12,971,219
Series 2013-45 Class A
10/16/40	1.450%	7,160,000	7,253,796

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $322,012,538)			324,073,747

Commercial Mortgage-Backed Securities — Non-Agency 7.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR7 Class A3(a)(c)
02/11/41	5.116%	9,050,000	9,664,766

Bear Stearns Commercial Mortgage Securities Series 2005-T20 Class AAB(a)(c)
10/12/42	5.131%	7,396,913	7,630,020

Citigroup Commercial Mortgage Trust(a)(c) Series 2004-C1 Class A3
04/15/40	5.251%	481,774	481,510

Citigroup Commercial Mortgage Trust(c) Series 2005-C3 Class ASB
05/15/43	4.755%	4,333,008	4,452,179

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(a)(c)
07/15/44	5.218%	12,031,660	13,156,271

Credit Suisse First Boston Mortgage Securities Corp.(a)(c) Series 2004-C1 Class A4
01/15/37	4.750%	6,494,388	6,623,529
Series 2005-C4 Class A5
08/15/38	5.104%	10,846,277	11,671,180
Series 2005-C5 Class AAB
08/15/38	5.100%	2,870,684	2,916,592

Credit Suisse First Boston Mortgage Securities Corp.(c) Series 2005-C2 Class AAB
04/15/37	4.681%	4,297,007	4,368,535

DBRR Trust(b)(c) Series 2012-EZ1 Class A
09/25/45	1.393%	3,405,000	3,409,601
09/25/45	2.062%	15,055,205	15,117,250

GE Capital Commercial Mortgage Corp. Series 2005-C1 Class AAB(c)
06/10/48	4.599%	927,307	947,303

GMAC Commercial Mortgage Securities, Inc. Series 2004-C1 Class A4(c)
03/10/38	4.908%	8,095,000	8,343,816

GS Mortgage Securities Corp. II(b)(c) Series 2011-ALF Class A
02/10/21	2.716%	6,088,126	6,162,401
Series 2011-GC3 Class A1
03/10/44	2.331%	8,558,982	8,724,896

JPMorgan Chase Commercial Mortgage Securities Corp.(a)(b)(c) Series 2011-FL1 Class A
11/15/28	2.103%	13,007,100	13,101,181

JPMorgan Chase Commercial Mortgage Securities Corp.(a)(c) Series 2005-CB11 Class ASB
08/12/37	5.201%	4,930,686	5,064,579
Series 2005-LDP4 Class A4
10/15/42	4.918%	11,580,000	12,393,819
Series 2005-LDP5 Class A4
12/15/44	5.201%	19,854,000	21,766,939
Series 2006-CB14 Class ASB
12/12/44	5.506%	4,656,360	4,904,362
Series 2006-LDP7 Class ASB
04/15/45	5.871%	1,623,686	1,721,485

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.(c) Series 2005-LDP2 Class ASB
07/15/42	4.659%	4,734,122	4,881,755

LB-UBS Commercial Mortgage Trust(c) Series 2005-C2 Class AAB
04/15/30	5.007%	888,347	905,171
Series 2007-C1 Class AAB
02/15/40	5.403%	4,231,800	4,421,068

Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6(a)(c)
11/12/37	5.274%	6,065,000	6,620,985

Morgan Stanley Capital I Series 2006-IQ11 Class A4(a)(c)
10/15/42	5.679%	10,000,000	11,112,800

Motel 6 Trust Series 2012-MTL6 Class A1(b)(c)
10/05/25	1.500%	2,760,000	2,772,935

Nationslink Funding Corp. Series 1999-LTL1 Class A3(c)
01/22/26	7.104%	3,601,703	3,776,584

ORES NPL LLC Series 2012-LV1 Class A(b)(c)
09/25/44	4.000%	1,498,888	1,504,488

S2 Hospitality LLC Series 2012-LV1 Class A(b)(c)
04/15/25	4.500%	1,588,277	1,588,668

Wachovia Bank Commercial Mortgage Trust Series 2005-C22 Class A4(a)(c)
12/15/44	5.283%	15,000,000	16,469,430

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $217,864,743)			216,676,098

Asset-Backed Securities — Agency —%
Small Business Administration Pools(a)
06/25/22	0.875%	121,757	122,665

Total Asset-Backed Securities — Agency
(Cost: $121,690)			122,665

Asset-Backed Securities — Non-Agency 14.0%
ARI Fleet Lease Trust Series 2012-A Class A(a)(b)
03/15/20	0.753%	3,092,940	3,090,002

Aames Mortgage Investment Trust Series 2005-3 Class A2(a)(b)
08/25/35	0.464%	12,365,101	12,043,225

Access Group, Inc.(a) Series 2004A Class A2
04/25/29	0.561%	15,953,885	15,490,792
Series 2007A Class A2
08/25/26	0.418%	5,686,465	5,442,140

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Ally Master Owner Trust(a) Series 2011-4 Class A1
09/15/16	1.003%	19,690,000	19,841,621
Series 2012-1 Class A1
02/15/17	1.003%	10,000,000	10,099,421
Series 2013-1 Class A1
02/15/18	0.653%	7,475,000	7,476,390

American Credit Acceptance Receivables Trust(b) Series 2012-1 Class A2
10/15/15	3.040%	3,970,995	3,999,928
Series 2012-2 Class A
07/15/16	1.890%	4,983,594	5,016,089
Series 2012-3 Class A
11/15/16	1.640%	2,720,442	2,719,532
Series 2013-1 Class A
04/16/18	1.450%	7,500,000	7,499,591

Amresco Residential Securities Mortgage Loan Trust Series 1998-3 Class A7(a)(g)
07/25/28	0.684%	14,774	11,941

Arizona Educational Loan Marketing Corp. Series 2004A Class A2(a)
12/01/23	0.507%	7,452,632	7,340,171

Avis Budget Rental Car Funding AESOP LLC Series 2012-1A Class A(b)
08/20/16	2.054%	14,200,000	14,509,817

CIT Education Loan Trust Series 2005-1 Class A2(a)
03/15/22	0.370%	420,401	419,745

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(a)
05/25/36	0.304%	8,667	8,666

Chesapeake Funding LLC Series 2011-2A Class A(a)(b)
04/07/24	1.453%	11,360,000	11,527,356

Citigroup Mortgage Loan Trust, Inc. Series 2003-HE4 Class A(a)(b)
12/25/33	0.614%	3,763,607	3,738,187

Cityscape Home Equity Loan Trust(a)(g)(h)(i)(j) Series 1997-B Class A7
05/25/28	7.410%	6,833	—

Cityscape Home Equity Loan Trust(a)(g)(h)(j) Series 1997-C Class A3
07/25/28	7.380%	607,537	1

Conn Funding II LP CMO Series 2012-AA Class A(a)(b)
04/15/16	4.000%	1,471,262	1,472,182

Countrywide Asset-Backed Certificates(a) Series 2004-8 Class M1
01/25/35	0.904%	8,793,837	8,647,762
Series 2005-11 Class 3AV3
02/25/36	0.624%	1,829,133	1,823,589

DT Auto Owner Trust(b) Series 2011-3A Class B
02/15/17	3.020%	4,300,000	4,319,325
Series 2012-2A Class A
11/16/15	0.910%	559,583	560,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

EFS Volunteer LLC Series 2010-1 Class A1(a)(b)
10/26/26	1.151%	9,368,499	9,358,672

Educational Funding of the South, Inc. Series 2011-1 Class A1(a)
10/25/21	0.851%	1,940,700	1,946,627

Encore Credit Receivables Trust Series 2005-4 Class 2A4(a)
01/25/36	0.544%	17,721,671	17,424,691

Enterprise Fleet Financing LLC Series 2013-1 Class A2(b)
09/20/18	0.680%	13,100,000	13,086,511

Exeter Automobile Receivables Trust Series 2012-2A Class A(b)
06/15/17	1.300%	6,228,135	6,260,936

First Alliance Mortgage Loan Trust Series 1994-2 Class A2 (NPFGC)(g)
06/25/25	6.680%	27,810	27,009

First Franklin Mortgage Loan Asset-Backed Certificates Series 2005-FF9 Class A3(a)
10/25/35	0.484%	4,196,101	4,189,827

First Investors Auto Owner Trust(b) Series 2011-1 Class A2
03/16/15	1.470%	278,812	278,895
Series 2011-2A Class A2
08/15/17	2.600%	3,771,388	3,797,865
Series 2012-1A Class A2
11/15/17	1.960%	3,537,282	3,566,528

Great America Leasing Receivables Series 2013-1 Class A3(b)
06/15/16	0.780%	4,000,000	4,002,336

HSBC Home Equity Loan Trust Series 2006-2 Class A1(a)
03/20/36	0.353%	12,683,076	12,567,901

IMC Home Equity Loan Trust Series 1997-3 Class A7
08/20/28	7.080%	140	140

KeyCorp Student Loan Trust(a) Series 1999-A Class A2
12/27/29	0.613%	8,988,528	8,836,379
Series 1999-B Class A2
08/25/27	0.718%	2,068,804	2,065,498
Series 2006-A Class 2A2
06/27/25	0.363%	465,099	463,647

Marriott Vacation Club Owner Trust(b) Series 2007-1A Class A
05/20/29	5.518%	1,517,120	1,563,095
Series 2009-2A Class A
07/20/31	4.809%	3,328,367	3,474,286

Miramax LLC Series 2011-1A Class A(b)
10/20/21	6.250%	4,438,036	4,670,660

Montana Higher Education Student Assistance Corp. Series 2006-1 Class A(a)
03/20/24	0.380%	6,086,776	6,048,596

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Panhandle-Plains Higher Education Authority, Inc. Series 2011-2 Class A1(a)
07/01/21	0.784%	1,721,991	1,726,886

Park Place Securities, Inc. Series 2004-WCW2 Class M1(a)
10/25/34	0.824%	9,745,374	9,729,499

Prestige Auto Receivables Trust Series 2012-1A Class A2(b)
12/15/15	1.230%	3,350,986	3,357,497

Residential Asset Mortgage Products, Inc. Series 2004-RS8 Class AI4(a)
06/25/32	5.060%	321,717	324,760

Residential Funding Mortgage Securities II Home Loan Trust Series 2003-HS3 Class A2B (NPFGC)(a)(g)
08/25/33	0.494%	5,963	5,013

SLM Student Loan Trust(a) Series 2003-A Class A2
09/15/20	0.720%	7,234,763	7,135,160
Series 2004-B Class A2
06/15/21	0.480%	14,162,968	13,940,043
Series 2005-A Class A2
12/15/20	0.420%	5,283,280	5,253,672

SLM Student Loan Trust(a)(b)
Series 2011-A Class A1
10/15/24	1.203%	1,830,049	1,839,537
Series 2012-A Class A1
08/15/25	1.603%	3,817,845	3,866,485
Series 2012-B Class A1
12/15/21	1.303%	5,174,467	5,204,574
Series 2013-A Class A1
08/15/22	0.803%	7,200,000	7,199,965

SMART Trust(a) Series 2013-1US Class A3B
09/14/16	0.653%	11,500,000	11,499,999

SMART Trust(a)(b) Series 2011-1USA Class A3B
10/14/14	1.053%	5,506,972	5,520,580
Series 2011-2USA Class A3B
03/14/15	1.053%	9,732,011	9,764,964
Series 2012-1USA Class A3B
05/14/16	1.103%	1,000,000	1,006,458
Series 2012-2USA Class A3B
10/14/16	1.153%	3,250,000	3,280,123

SVO VOI Mortgage Corp. Series 2012-AA Class A(b)
09/20/29	2.000%	3,448,574	3,491,382

Santander Drive Auto Receivables Trust Series 2012-1 Class B
05/16/16	2.720%	5,500,000	5,612,798

Sierra Receivables Funding Co. LLC(b) Series 2010-2A Class A
11/20/25	3.840%	706,146	715,804
Series 2011-1A Class A
04/20/26	3.350%	4,133,091	4,300,072
Series 2011-2A Class A
05/20/28	3.260%	2,884,514	2,977,109

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Series 2011-3A Class A
07/20/28	3.370%	4,405,352	4,557,468
Series 2012-1A Class A
11/20/28	2.840%	7,902,488	8,072,348
Series 2012-3A Class A
08/20/29	1.870%	3,234,760	3,273,731
Series 2013-1A Class A
11/20/29	1.590%	6,000,000	5,998,975

South Texas Higher Education Authority, Inc. Series 2012-1 Class A1(a)
10/01/20	0.784%	5,862,363	5,808,510

Specialty Underwriting & Residential Finance Series 2005-BC3 Class M1(a)
06/25/36	0.654%	2,169,173	2,155,746

Terwin Mortgage Trust Series 2007-4HE Class A1(a)(b)
05/25/38	0.324%	2,234,836	2,132,317

Westlake Automobile Receivables Trust Series 2012-1A Class A2(b)
03/15/16	1.030%	2,350,000	2,352,960

World Omni Master Owner Trust Series 2013-1 Class A(a)(b)
02/15/18	0.602%	8,910,000	8,910,015

Total Asset-Backed Securities — Non-Agency
(Cost: $396,903,790)			401,742,088

Inflation-Indexed Bonds 2.0%
United States 2.0%
U.S. Treasury Inflation-Indexed Bond
04/15/14	1.250%	55,853,091	57,703,225

Total Inflation-Indexed Bonds
(Cost: $57,161,136)			57,703,225

U.S. Treasury Obligations 18.9%
U.S. Treasury
04/15/14	1.250%	88,000,000	88,976,272
03/31/15	2.500%	151,000,000	157,759,666
11/30/15	1.375%	85,200,000	87,556,291

U.S. Treasury(k)
03/15/15	0.375%	209,930,000	210,430,263

Total U.S. Treasury Obligations
(Cost: $543,433,852)			544,722,492

U.S. Government & Agency Obligations 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Farm Credit Banks(a)
10/26/15	0.254%	15,420,000	15,428,373
12/10/15	0.252%	34,500,000	34,513,835

Federal National Mortgage Association(a)
03/04/14	0.286%	33,329,000	33,347,464

Morocco Government AID Bond U.S. Government Guaranty(a)(h)
05/01/23	0.500%	892,500	847,875

Total U.S. Government & Agency Obligations
(Cost: $84,123,430)			84,137,547

Foreign Government Obligations 1.0%
Canada 0.7%
Province of Ontario Senior Unsecured
05/26/15	0.950%	18,725,000	18,898,412

Mexico 0.3%
Petroleos Mexicanos
03/15/15	4.875%	8,500,000	9,095,000

Total Foreign Government Obligations
(Cost: $27,447,671)			27,993,412

Municipal Bonds 0.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois Unlimited General Obligation Taxable Notes Series 2011
03/01/17	5.365%	12,900,000	14,449,161

Total Municipal Bonds
(Cost: $14,323,149)			14,449,161

Money Market Funds 3.7%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.132%(l)(m)		107,698,071	107,698,071

Total Money Market Funds
(Cost: $107,698,071)			107,698,071

Total Investments
(Cost: $2,931,623,281)			2,961,872,786

Other Assets & Liabilities, Net			(80,865,101)

Net Assets			2,881,007,685

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at March 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	1,064	234,562,130	June 2013	80,896	—

U.S. Treasury Note, 5-year	(1,367)	(169,582,761)	June 2013	—	(632,497)

Total				80,896	(632,497)

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the value of these securities amounted to $444,208,040 or 15.42% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Principal Only (PO) security issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at March 31, 2013 was $43,964, representing less than 0.01% of net assets. Information concerning such security holdings at March 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Amresco Residential Securities Mortgage Loan Trust
Series 1998-3 Class A7
07/25/28 0.684%	12/19/03	14,671

Cityscape Home Equity Loan Trust
Series 1997-B Class A3
05/25/28 7.380%	06/18/04 - 05/26/11	6,618

Cityscape Home Equity Loan Trust
Series 1997-C Class A3
07/25/28 7.380%	11/25/03 - 06/29/09	572,589

First Alliance Mortgage Loan Trust
Series 1994-2 Class A2 (NPFGC)
06/25/25 6.680%	06/24/04	27,835

Residential Funding Mortgage Securities II Home Loan Trust
Series 2003-HS3 Class A2B (NPFGC)
08/25/33 0.494%	09/15/03	5,963

(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2013, the value of these securities amounted to $847,876, which represents 0.03% of net assets.

(i)	Negligible market value.

(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At March 31, 2013, the value of these securities amounted to $1, which represents less than 0.01% of net assets.

(k)	At March 31, 2013, investments in securities included securities valued at $681,620 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.
(l)	The rate shown is the seven-day current annualized yield at March 31, 2013.

(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	120,157,982	1,577,858,548	(1,590,318,459)	107,698,071	189,596	107,698,071

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Abbreviation Legend

AID	Agency for International Development

CMO	Collateralized Mortgage Obligation

FDIC	Federal Deposit Insurance Corporation

NPFGC	National Public Finance Guarantee Corporation

STRIPS	Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	833,084,668	—	833,084,668

Residential Mortgage-Backed Securities — Agency	—	287,912,835	—	287,912,835

Residential Mortgage-Backed Securities — Non-Agency	—	58,527,626	3,029,151	61,556,777

Commercial Mortgage-Backed Securities — Agency	—	324,073,747	—	324,073,747

Commercial Mortgage-Backed Securities — Non-Agency	—	191,986,846	24,689,252	216,676,098

Asset-Backed Securities — Agency	—	122,665	—	122,665

Asset-Backed Securities — Non-Agency	—	400,269,905	1,472,183	401,742,088

Inflation-Indexed Bonds	—	57,703,225	—	57,703,225

U.S. Treasury Obligations	544,722,492	—	—	544,722,492

U.S. Government & Agency Obligations	—	83,289,672	847,875	84,137,547

Foreign Government Obligations	—	27,993,412	—	27,993,412

Municipal Bonds	—	14,449,161	—	14,449,161

Total Bonds	544,722,492	2,279,413,762	30,038,461	2,854,174,715

Other

Money Market Funds	107,698,071	—	—	107,698,071

Total Other	107,698,071	—	—	107,698,071

Investments in Securities	652,420,563	2,279,413,762	30,038,461	2,961,872,786
Derivatives

Assets

Futures Contracts	80,896	—	—	80,896

Liabilities

Futures Contracts	(632,497)	—	—	(632,497)

Total	651,868,962	2,279,413,762	30,038,461	2,961,321,185

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Short Term Bond Fund

Portfolio of Investments (continued)

March 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Non-Agency ($)	Commercial Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	U.S. Government and Agency Obligations ($)	Total ($)
Balance as of March 31, 2012	—	—	5,998,380	928,625	6,927,005

Accrued discounts/premiums	—	(9,417)	37,278	1,202	29,063

Realized gain (loss)	—	—	—	824	824

Change in unrealized appreciation (depreciation)(a)	32,542	44,141	(582,691)	2,224	(503,784)

Sales	(1,003,391)	—	(5,528,737)	(85,000)	(6,617,128)

Purchases	4,000,000	24,654,528	6,955,838	—	35,610,366

Transfers into Level 3	—	—	590,495	—	590,495

Transfers out of Level 3	—	—	(5,998,380)	—	(5,998,380)

Balance as of March 31, 2013	3,029,151	24,689,252	1,472,183	847,875	30,038,461

(a)	Change in unrealized appreciation (depreciation) relating to securities held at March 31, 2013 was $(503,784), which is comprised of
Residential	Mortgage-Backed Securities — Non-Agency of $32,542, Commercial Mortgage-Backed Securities — Non-Agency of $44,141,

Asset-Backed Securities — Non-Agency of $(582,691) and Foreign Government Securities of $2,224.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential, commercial and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain asset backed and foreign government obligations classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, discount rates observed in the market for similar assets as well as observed yields on securities management deemed comparable. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, March 31, 2013.

Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Short Term Bond Fund

Statement of Assets and Liabilities

March 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,823,925,210)	$2,854,174,715

Affiliated issuers (identified cost $107,698,071)	107,698,071

Total investments (identified cost $2,931,623,281)	2,961,872,786

Cash	442,492

Receivable for:

Investments sold	2,238,919

Capital shares sold	7,767,880

Dividends	11,992

Interest	10,905,324

Reclaims	10,164

Variation margin on futures contracts	155,463

Expense reimbursement due from Investment Manager	5,533

Prepaid expenses	7,119

Trustees’ deferred compensation plan	3,657

Total assets	2,983,421,329

Liabilities

Payable for:

Investments purchased	9,100,408

Investments purchased on a delayed delivery basis	71,071,457

Capital shares purchased	20,270,341

Dividend distributions to shareholders	1,230,707

Investment management fees	28,145

Distribution and/or service fees	5,916

Transfer agent fees	337,395

Administration fees	4,960

Plan administration fees	1,364

Compensation of board members	168,937

Other expenses	190,357

Trustees’ deferred compensation plan	3,657

Total liabilities	102,413,644

Net assets applicable to outstanding capital stock	$2,881,007,685

Represented by

Paid-in capital	$2,909,293,961

Excess of distributions over net investment income	(1,429,511)

Accumulated net realized loss	(56,554,669)

Unrealized appreciation (depreciation) on:

Investments	30,249,505

Futures contracts	(551,601)

Total — representing net assets applicable to outstanding capital stock	$2,881,007,685

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Short Term Bond Fund

Statement of Assets and Liabilities (continued)

March 31, 2013

Class A

Net assets	$558,650,683

Shares outstanding	55,708,439

Net asset value per share	$10.03

Maximum offering price per share(a)	$10.13

Class B

Net assets	$11,495,001

Shares outstanding	1,147,066

Net asset value per share	$10.02

Class C

Net assets	$112,124,216

Shares outstanding	11,190,861

Net asset value per share	$10.02

Class I

Net assets	$308,393,990

Shares outstanding	30,808,539

Net asset value per share	$10.01

Class K(b)

Net assets	$3,391,029

Shares outstanding	338,821

Net asset value per share	$10.01

Class R

Net assets	$4,690,554

Shares outstanding	467,596

Net asset value per share	$10.03

Class R4(c)

Net assets	$194,311

Shares outstanding	19,405

Net asset value per share	$10.01

Class R5(c)

Net assets	$25,257,982

Shares outstanding	2,523,122

Net asset value per share	$10.01

Class W

Net assets	$18,091,955

Shares outstanding	1,803,729

Net asset value per share	$10.03

Class Y

Net assets	$9,128,923

Shares outstanding	912,101

Net asset value per share	$10.01

Class Z

Net assets	$1,829,589,041

Shares outstanding	182,756,084

Net asset value per share	$10.01

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 1.00%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Short Term Bond Fund

Statement of Operations

Year Ended March 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$189,596
Interest	48,943,521

Total income	49,133,117

Expenses:
Investment management fees	9,818,536
Distribution and/or service fees
Class A	1,498,274
Class B	145,101
Class C	1,217,573
Class R	20,201
Class W	27,061
Transfer agent fees
Class A	1,163,037
Class B	28,068
Class C	236,057
Class K(a)	771
Class R	7,838
Class R4(b)	3
Class R5(b)	1,153
Class W	21,053
Class Y	24
Class Z	3,721,563
Administration fees	1,732,091
Plan administration fees
Class K(a)	9,633
Compensation of board members	87,240
Custodian fees	39,611
Printing and postage fees	261,107
Registration fees	355,786
Professional fees	76,536
Other	79,121

Total expenses	20,547,438
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,911,218)
Fees waived by Distributor — Class B	(6,214)
Fees waived by Distributor — Class C	(536,368)
Expense reductions	(3,562)

Total net expenses	17,090,076

Net investment income	32,043,041

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	32,300,354
Futures contracts	(1,443,154)

Net realized gain	30,857,200
Net change in unrealized appreciation (depreciation) on:
Investments	(9,160,553)
Futures contracts	(1,300,737)

Net change in unrealized appreciation (depreciation)	(10,461,290)

Net realized and unrealized gain	20,395,910

Net increase in net assets resulting from operations	$52,438,951

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Short Term Bond Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2013(a)	Year Ended March 31, 2012
Operations

Net investment income	$32,043,041	$49,387,603

Net realized gain (loss)	30,857,200	(1,704,613)

Net change in unrealized appreciation (depreciation)	(10,461,290)	4,107,394

Net increase in net assets resulting from operations	52,438,951	51,790,384

Distributions to shareholders

Net investment income

Class A	(5,927,580)	(9,458,385)

Class B	(45,947)	(171,118)

Class C	(826,536)	(1,757,024)

Class I	(723,637)	(533,904)

Class K(b)	(41,681)	(54,283)

Class R	(28,485)	(36,687)

Class R4	(27)	—

Class R5	(21,462)	—

Class W	(85,347)	(104)

Class Y	(172,725)	(287,252)

Class Z	(23,809,797)	(38,652,158)

Total distributions to shareholders	(31,683,224)	(50,950,915)

Increase (decrease) in net assets from capital stock activity	(54,909,107)	568,202,417

Proceeds from regulatory settlements (Note 6)	—	4,573

Total increase (decrease) in net assets	(34,153,380)	569,046,459

Net assets at beginning of year	2,915,161,065	2,346,114,606

Net assets at end of year	$2,881,007,685	$2,915,161,065

Excess of distributions over net investment income	$(1,429,511)	$(4,391,044)

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Short Term Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2013(a)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	11,708,200	116,920,888	18,052,535	179,459,403

Fund merger	—	—	42,517,537	425,136,210

Distributions reinvested	511,725	5,112,157	730,704	7,259,959

Redemptions	(20,991,064)	(209,794,395)	(23,303,845)	(231,586,353)

Net increase (decrease)	(8,771,139)	(87,761,350)	37,996,931	380,269,219

Class B shares

Subscriptions	124,365	1,241,807	258,162	2,563,981

Fund merger	—	—	3,306,318	33,004,024

Distributions reinvested	3,947	39,321	13,464	133,744

Redemptions(b)	(961,545)	(9,588,948)	(2,211,705)	(22,032,456)

Net increase (decrease)	(833,233)	(8,307,820)	1,366,239	13,669,293

Class C shares

Subscriptions	2,727,050	27,210,151	3,579,781	35,546,860

Fund merger	—	—	2,595,555	25,923,990

Distributions reinvested	50,716	505,974	89,879	892,483

Redemptions	(4,610,972)	(46,038,111)	(4,709,140)	(46,740,562)

Net increase (decrease)	(1,833,206)	(18,321,986)	1,556,075	15,622,771

Class I shares

Subscriptions	30,523,928	305,346,777	518,518	5,151,052

Fund merger	—	—	7,022,434	70,058,256

Distributions reinvested	72,321	723,472	50,434	501,160

Redemptions	(60,119)	(600,442)	(8,394,882)	(82,997,949)

Net increase (decrease)	30,536,130	305,469,807	(803,496)	(7,287,481)

Class K shares(c)

Subscriptions	84,708	844,879	74,732	740,284

Fund merger	—	—	449,742	4,480,153

Distributions reinvested	4,178	41,651	5,469	54,182

Redemptions	(173,413)	(1,731,329)	(106,847)	(1,058,297)

Net increase (decrease)	(84,527)	(844,799)	423,096	4,216,322

Class R shares

Subscriptions	205,014	2,051,788	71,665	712,255

Fund merger	—	—	351,665	3,520,266

Distributions reinvested	777	7,760	997	9,908

Redemptions	(99,165)	(992,342)	(63,608)	(631,938)

Net increase	106,626	1,067,206	360,719	3,610,491

Class R4 shares

Subscriptions	19,403	194,281	—	—

Distributions reinvested	2	20	—	—

Net increase	19,405	194,301	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Short Term Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2013(a)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares

Subscriptions	2,698,446	26,984,861	—	—

Distributions reinvested	2,143	21,452	—	—

Redemptions	(177,467)	(1,776,449)	—	—

Net increase	2,523,122	25,229,864	—	—

Class W shares

Subscriptions	2,005,264	20,026,664	—	—

Fund merger	—	—	503	5,034

Distributions reinvested	8,510	85,273	—	—

Redemptions	(210,799)	(2,111,994)	—	—

Net increase	1,802,975	17,999,943	503	5,034

Class Y shares

Subscriptions	146,398	1,453,592	17,509	173,033

Distributions reinvested	3,119	31,101	5,168	51,304

Redemptions	(617,450)	(6,166,641)	(272,804)	(2,710,817)

Net decrease	(467,933)	(4,681,948)	(250,127)	(2,486,480)

Class Z shares

Subscriptions	97,409,002	972,272,963	96,741,746	959,401,499

Distributions reinvested	606,480	6,047,119	1,051,519	10,435,282

Redemptions	(126,599,521)	(1,263,272,407)	(81,596,974)	(809,253,533)

Net increase (decrease)	(28,584,039)	(284,952,325)	16,196,291	160,583,248

Total net increase (decrease)	(5,585,819)	(54,909,107)	56,846,231	568,202,417

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Short Term Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended March 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.95		$9.94		$9.95		$9.47		$9.89

Income from investment operations:

Net investment income	0.10		0.15		0.22		0.32		0.42

Net realized and unrealized gain (loss)	0.08		0.03		0.03		0.49		(0.42)

Total from investment operations	0.18		0.18		0.25		0.81		—

Less distributions to shareholders:

Net investment income	(0.10)		(0.17)		(0.26)		(0.33)		(0.42)

Total distributions to shareholders	(0.10)		(0.17)		(0.26)		(0.33)		(0.42)

Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)

Net asset value, end of period	$10.03		$9.95		$9.94		$9.95		$9.47

Total return	1.79%		1.78%		2.57%		8.68%		0.03%

Ratios to average net assets(b)

Total gross expenses	0.89%		0.89%		0.82%		0.76%		0.77%

Total net expenses(c)	0.79	%(d)	0.74	%(d)	0.73	%(d)	0.73	%(d)	0.73	%(d)

Net investment income	1.00%		1.53%		2.21%		3.27%		4.43%

Supplemental data

Net assets, end of period (in thousands)	$558,651		$641,835		$263,223		$245,872		$121,914

Portfolio turnover	102	%(e)	76	%(e)	83%		91%		58%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.95		$9.93		$9.94		$9.47		$9.89

Income from investment operations:

Net investment income	0.03		0.07		0.15		0.26		0.35

Net realized and unrealized gain (loss)	0.07		0.04		0.03		0.47		(0.42)

Total from investment operations	0.10		0.11		0.18		0.73		(0.07)

Less distributions to shareholders:

Net investment income	(0.03)		(0.09)		(0.19)		(0.26)		(0.35)

Total distributions to shareholders	(0.03)		(0.09)		(0.19)		(0.26)		(0.35)

Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)

Net asset value, end of period	$10.02		$9.95		$9.93		$9.94		$9.47

Total return	0.98%		1.12%		1.80%		7.77%		(0.72%)

Ratios to average net assets(b)

Total gross expenses	1.64%		1.65%		1.57%		1.51%		1.52%

Total net expenses(c)	1.49	%(d)	1.49	%(d)	1.48	%(d)	1.48	%(d)	1.48	%(d)

Net investment income	0.32%		0.75%		1.47%		2.62%		3.69%

Supplemental data

Net assets, end of period (in thousands)	$11,495		$19,697		$6,100		$9,326		$10,502

Portfolio turnover	102	%(e)	76	%(e)	83%		91%		58%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.94		$9.93		$9.94		$9.46		$9.88

Income from investment operations:

Net investment income	0.07		0.13		0.19		0.29		0.39

Net realized and unrealized gain (loss)	0.08		0.02		0.03		0.49		(0.42)

Total from investment operations	0.15		0.15		0.22		0.78		(0.03)

Less distributions to shareholders:

Net investment income	(0.07)		(0.14)		(0.23)		(0.30)		(0.39)

Total distributions to shareholders	(0.07)		(0.14)		(0.23)		(0.30)		(0.39)

Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)

Net asset value, end of period	$10.02		$9.94		$9.93		$9.94		$9.46

Total return	1.47%		1.48%		2.25%		8.35%		(0.29%)

Ratios to average net assets(b)

Total gross expenses	1.64%		1.62%		1.57%		1.51%		1.52%

Total net expenses(c)	1.10	%(d)	1.04	%(d)	1.04	%(d)	1.04	%(d)	1.04	%(d)

Net investment income	0.69%		1.30%		1.90%		2.90%		4.12%

Supplemental data

Net assets, end of period (in thousands)	$112,124		$129,511		$113,863		$113,038		$35,926

Portfolio turnover	102	%(e)	76	%(e)	83%		91%		58%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class I	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.93		$9.93		$10.00

Income from investment operations:

Net investment income	0.10		0.18		0.10

Net realized and unrealized gain (loss)	0.11		0.02		(0.03)

Total from investment operations	0.21		0.20		0.07

Less distributions to shareholders:

Net investment income	(0.13)		(0.20)		(0.14)

Total distributions to shareholders	(0.13)		(0.20)		(0.14)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$10.01		$9.93		$9.93

Total return	2.15%		1.99%		0.73%

Ratios to average net assets(c)

Total gross expenses	0.46%		0.44%		0.48	%(d)

Total net expenses(e)	0.42%		0.44	%(f)	0.46	%(d)(f)

Net investment income	1.06%		1.80%		1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$308,394		$2,706		$10,679

Portfolio turnover	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class K(a)	2013		2012		2011(b)
Per share data
Net asset value, beginning of period	$9.93		$9.92		$9.93

Income from investment operations:

Net investment income (loss)	0.11		0.14		(0.03)

Net realized and unrealized gain	0.08		0.04		0.04

Total from investment operations	0.19		0.18		0.01

Less distributions to shareholders:

Net investment income	(0.11)		(0.17)		(0.02)

Total distributions to shareholders	(0.11)		(0.17)		(0.02)

Proceeds from regulatory settlements	—		0.00	(c)	—

Net asset value, end of period	$10.01		$9.93		$9.92

Total return	1.87%		1.83%		0.07%

Ratios to average net assets(d)

Total gross expenses	0.72%		0.75%		0.68	%(e)

Total net expenses(f)	0.70%		0.75	%(g)	0.66	%(e)(g)

Net investment income (loss)	1.10%		1.46%		(4.05	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$3,391		$4,205		$3

Portfolio turnover	102	%(h)	76	%(h)	83%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from March 7, 2011 (commencement of operations) to March 31, 2011.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.96		$9.94		$10.02

Income from investment operations:

Net investment income	0.07		0.12		0.07

Net realized and unrealized gain (loss)	0.07		0.04		(0.03)

Total from investment operations	0.14		0.16		0.04

Less distributions to shareholders:

Net investment income	(0.07)		(0.14)		(0.12)

Total distributions to shareholders	(0.07)		(0.14)		(0.12)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$10.03		$9.96		$9.94

Total return	1.43%		1.60%		0.37%

Ratios to average net assets(c)

Total gross expenses	1.14%		1.15%		1.19	%(d)

Total net expenses(e)	1.04	%(f)	0.99	%(f)	1.04	%(d)(f)

Net investment income	0.72%		1.22%		1.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$4,691		$3,594		$2

Portfolio turnover	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Columbia Short Term Bond Fund

Financial Highlights (continued)

Class R4	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.01

Income from investment operations:

Net investment income	0.06

Net realized and unrealized loss	(0.02	)(b)

Total from investment operations	0.04

Less distributions to shareholders:

Net investment income	(0.04)

Total distributions to shareholders	(0.04)

Net asset value, end of period	$10.01

Total return	0.36%

Ratios to average net assets(c)

Total gross expenses	0.73	%(d)

Total net expenses(e)	0.56	%(d)

Net investment income	1.97	%(d)

Supplemental data

Net assets, end of period (in thousands)	$194

Portfolio turnover	102	%(f)

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Columbia Short Term Bond Fund

Financial Highlights (continued)

Class R5	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.01

Income from investment operations:

Net investment income	0.04

Net realized and unrealized gain	0.00	(b)

Total from investment operations	0.04

Less distributions to shareholders:

Net investment income	(0.04)

Total distributions to shareholders	(0.04)

Net asset value, end of period	$10.01

Total return	0.40%

Ratios to average net assets(c)

Total gross expenses	0.51	%(d)

Total net expenses(e)	0.46	%(d)

Net investment income	1.13	%(d)

Supplemental data

Net assets, end of period (in thousands)	$25,258

Portfolio turnover	102	%(f)

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	33

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.96		$9.94		$10.02

Income from investment operations:

Net investment income	0.08		0.15		0.08

Net realized and unrealized gain (loss)	0.09		0.04		(0.03)

Total from investment operations	0.17		0.19		0.05

Less distributions to shareholders:

Net investment income	(0.10)		(0.17)		(0.13)

Total distributions to shareholders	(0.10)		(0.17)		(0.13)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$10.03		$9.96		$9.94

Total return	1.69%		1.89%		0.48%

Ratios to average net assets(c)

Total gross expenses	0.90%		0.90%		0.90	%(d)

Total net expenses(e)	0.81	%(f)	0.74	%(f)	0.77	%(d)(f)

Net investment income	0.82%		1.53%		1.67	%(d)

Supplemental data

Net assets, end of period (in thousands)	$18,092		$8		$2

Portfolio turnover	102	%(g)	76	%(g)	83%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2013

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Y	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$9.93		$9.92		$9.93		$9.70

Income from investment operations

Net investment income	0.14		0.19		0.25		0.24

Net realized and unrealized gain	0.07		0.02		0.03		0.23

Total from investment operations	0.21		0.21		0.28		0.47

Less distributions to shareholders:

Net investment income	(0.13)		(0.20)		(0.29)		(0.24)

Total distributions to shareholders	(0.13)		(0.20)		(0.29)		(0.24)

Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)

Net asset value, end of period	$10.01		$9.93		$9.92		$9.93

Total return	2.15%		2.11%		2.84%		4.91%

Ratios to average net assets(c)

Total gross expenses	0.45%		0.44%		0.47%		0.47	%(d)

Total net expenses(e)	0.43%		0.44	%(f)	0.45	%(f)	0.47	%(d)(f)

Net investment income	1.37%		1.93%		2.51%		3.39	%(d)

Supplemental data

Net assets, end of period (in thousands)	$9,129		$13,707		$16,173		$26,110

Portfolio turnover	102	%(g)	76	%(g)	83%		91%

Notes to Financial Highlights

(a)	For the period from July 15, 2009 (commencement of operations) to March 31, 2010.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	35

Columbia Short Term Bond Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$9.94		$9.92		$9.93		$9.45		$9.87

Income from investment operations:

Net investment income	0.12		0.18		0.24		0.35		0.45

Net realized and unrealized gain (loss)	0.07		0.03		0.04		0.49		(0.43)

Total from investment operations	0.19		0.21		0.28		0.84		0.02

Less distributions to shareholders:

Net investment income	(0.12)		(0.19)		(0.29)		(0.36)		(0.44)

Total distributions to shareholders	(0.12)		(0.19)		(0.29)		(0.36)		(0.44)

Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	0.00	(a)

Net asset value, end of period	$10.01		$9.94		$9.92		$9.93		$9.45

Total return	1.94%		2.14%		2.82%		8.97%		0.27%

Ratios to average net assets(b)

Total gross expenses	0.64%		0.62%		0.57%		0.51%		0.52%

Total net expenses(c)	0.53	%(d)	0.49	%(d)	0.48	%(d)	0.48	%(d)	0.48	%(d)

Net investment income	1.25%		1.86%		2.46%		3.54%		4.68%

Supplemental data

Net assets, end of period (in thousands)	$1,829,589		$2,099,898		$1,936,070		$2,025,199		$1,133,563

Portfolio turnover	102	%(e)	76	%(e)	83%		91%		58%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 95% for the year ended March 31, 2013 and 63% for the year ended March 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2013

Columbia Short Term Bond Fund

Notes to Financial Statements

March 31, 2013

Note 1. Organization

Columbia Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life.

Annual Report 2013	37

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

38	Annual Report 2013

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

The following table is a summary of the fair value of derivative instruments at March 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	80,896	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	632,497	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended March 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(1,443,154)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate contracts	(1,300,737)

The following table is a summary of the volume of derivative instruments for the year ended March 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	12,906

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding

120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Annual Report 2013	39

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual

40	Annual Report 2013

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The annualized effective investment management fee rate for the year ended March 31, 2013 was 0.35% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the year ended March 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2013, other expenses paid to this company were $8,352.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended March 31, 2013, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.02
Class R	0.19
Class R4	0.17
Class R5	0.04
Class W	0.19
Class Y	0.00	*
Class Z	0.19

*	Rounds to zero.

Annual Report 2013	41

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

In connection with the acquisition of RiverSource Short Term Duration U.S. Government Fund (see Note 10), the fund assumed the assets and obligations of RiverSource Short Term Duration U.S. Government Fund, which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At March 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $64,235. The liability remaining at March 31, 2013 for non-recurring charges associated with the lease amounted to $32,215 and is included within other accrued expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2013, these minimum account balance fees reduced total expenses by $3,562.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Effective February 15, 2013, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B shares so that it does not exceed 0.30% annually of the average daily net assets attributable to Class B shares. This arrangement may be modified or terminated by the Distributor at any time.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so it does not exceed 0.31% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $158,748 for Class A, $3,061 for Class B and $14,871 for Class C shares for the year ended March 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.81%
Class B	1.56
Class C	1.56
Class I	0.42
Class K	0.72
Class R	1.06
Class R4*	0.56
Class R5*	0.47
Class W	0.81
Class Y	0.42
Class Z	0.56

*	Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

42	Annual Report 2013

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

Prior to August 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.74%
Class B	1.49
Class C	1.49
Class I	0.45
Class R	0.99
Class R4	0.75
Class W	0.74
Class Y	0.49
Class Z	0.49

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class B and Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and

Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,601,716
Accumulated net realized loss	(592,969)
Paid-in capital	(2,008,747)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2013 ($)	2012 ($)
Ordinary income	31,683,224	50,950,915
Total	31,683,224	50,950,915

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(56,470,621)
Unrealized appreciation	29,613,856

At March 31, 2013, the cost of investments for federal income tax purposes was $2,932,258,930 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$32,805,521
Unrealized depreciation	(3,191,665)
Net unrealized appreciation	$29,613,856

The following capital loss carryforward, determined at March 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2014	20,644,757
2015	12,691,619
2016	4,489,585
2017	18,644,660
Total	56,470,621

For the year ended March 31, 2013, $23,161,722 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However,

Annual Report 2013	43

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,806,615,709 and $2,808,039,701, respectively, for the year ended March 31, 2013, of which $2,322,289,012 and $2,044,455,781, respectively, were U.S. government securities.

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $4,573 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At March 31, 2013, one unaffiliated shareholder account owned 52.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 10.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended March 31, 2013.

Note 10. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Short Duration U.S. Government Fund, a series of RiverSource Government Income Series, Inc. The reorganization was completed after shareholders of RiverSource Short Duration U.S. Government Fund approved the plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $2,387,447,405 and the combined net assets immediately after the acquisition were $2,949,575,338.

The merger was accomplished by a tax-free exchange of 117,478,834 shares of RiverSource Short Duration U.S. Government Fund valued at $562,127,933 (including $8,317,724 of unrealized appreciation).

In exchange for RiverSource Short Duration U.S. Government Fund shares, the Fund issued the following number of shares:

Shares
Class A	42,517,537
Class B	3,306,318
Class C	2,595,555
Class I	7,022,434
Class R	351,665
Class R4	449,742
Class W	503

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Short Duration U.S. Government Fund’s cost of investments was carried forward.

44	Annual Report 2013

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Short Duration U.S. Government Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on April 1, 2011, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended March 31, 2012, would have been approximately $50.2 million, $1.1 million, $4.8 million and $56.1 million, respectively.

Note 11. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal,

Annual Report 2013	45

Columbia Short Term Bond Fund

Notes to Financial Statements (continued)

March 31, 2013

arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	Annual Report 2013

Columbia Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the

Shareholders of Columbia Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short Term Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2013

Annual Report 2013	47

Columbia Short Term Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	129	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

48	Annual Report 2013

Columbia Short Term Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	131	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	131	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	49

Columbia Short Term Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

50	Annual Report 2013

Columbia Short Term Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	51

Columbia Short Term Bond Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

52	Annual Report 2013

Columbia Short Term Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	53

Columbia Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN222_03_C01_(05/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$29,300	$36,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$400	$8,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and for fund accounting and custody conversions.

During the fiscal years ended March 31, 2013 and March 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$3,700	$5,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2013 and March 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$115,000	$395,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$119,100	$409,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2013